Exhibit 10.3.4

ADDENDUM VII

TO

SPRINT PCS MANAGEMENT AGREEMENT

Manager:	Horizon Personal Communications, Inc.

Service Area:	Athens, OH BTA
Charleston, WV BTA
Chillicothe, OH BTA
Huntington, WV -Ashland, KY BTA
Parkersburg, W V - Marietta, OH BTA
Portsmouth, OH BTA
Zanesville - Cambridge, OH BTA
Danville, VA BTA
Lynchburg, VA BTA
Martinsville, VA BTA
Roanoke, VA BTA
Staunton-Waynesboro, VA BTA
Bluefield, VA BTA
Beckley, WV BTA
Kingsport, Johnson City, Bristol, TN BTA
Willamson-Pikeville, WV BTA
Logan, WV BTA
Cumberland, MD BTA
Fairmont, WV BTA
Morgantown, WV BTA
Clarksburg, WV BTA
Cincinnati, OH BTA (counties of Adams, Brown, Highland, Mason)
Canton-New Philadelphia, OH BTA (Coshocton County only)
Charlottesville, VA BTA
Ashtabula, OH BTA
DuBois-Clearfield, PA BTA
Erie, PA BTA
Jamestown, Warren, Dunkirk, PA BTA
Meadville, PA BTA
Oil City-Franklin, PA, BTA
Olean, NY, Bradford, PA BTA
Pottsville, PA BTA
Sharon, PA BTA
Scranton, Wilkes-Barre, PA BTA
State College, PA BTA
Stroudsburg, PA BTA
Sunbury-Shamokin, PA BTA
Williamsport, PA BTA
Allentown, PA BTA, only the county of Carbon
New York, NY BTA, only the counties of Sussex and Pike
Knoxville, TN BTA, only the counties of Hamblen and Jefferson (partial)

This Addendum VII (this “Addendum”), dated as of June 16, 2004, contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of June 8, 1998 by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of June 8, 1998, Addendum II entered into as of August 12, 1999, Addendum III entered into as of May 19, 2000, Addendum IV entered into as of June 1, 2000, Addendum V entered into as of June l, 2001 and Addendum VI entered into as of August 16, 2001 (the Management Agreement, as amended by Addenda I, II, III, IV, V and VI being the “Management Agreement”). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect, including, but not limited to, the force majeure provision.

Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections of, and Exhibits to, the Management Agreement, unless otherwise noted.

The Management Agreement is modified as follows:

1.                                       Option Sites.  Pursuant to the Management Agreement (as modified by the letter agreement between the parties, dated March 12, 2003 (the “May 2003 Agreement”)), Manager currently has an obligation under the Management Agreement to build out the 4 cell sites described in the attached Exhibit A (the “Option Sites”).  Sprint PCS waives its right to require Manager to complete construction of the Option Sites.  Sprint PCS may elect to build out or allow other Related Parties, affiliates or managers to build out all or any of the Option Sites by providing written notice to Manager.  If Sprint PCS elects to build out or allow others to build out all or any of the Option Sites, the Service Area Exhibit attached to the Management Agreement will be amended to delete the portions of the Service Area(s) associated with the Option Sites, as determined in the manner set forth on Exhibit A of this Addendum.  Manager agrees to reasonably cooperate with Sprint PCS to coordinate the integration of any Option Site that Sprint builds out or allows others to build out into the Sprint PCS network (with out-of-pocket expenses to be paid or reimbursed by Sprint) and to provide at no cost to the party building out any Option Site, upon request, all surveys, reports, permits and leases (if such party agrees to assume the obligations under such leases) that Manager has relating to the Option Site.  Prior to Sprint PCS electing to build out or to allow other Related Parties or affiliates or managers to build out all or any of the Option Sites, Manager shall have until August 31, 2004 to elect, in writing, to build out the Option Sites.  If Manager elects to build out the Option Sites and provides such written notice within such time period, Manager will become obligated to complete the construction of the Option Sites on or before March 31, 2005, in accordance with the Management Agreement, to the same extent as all other required cell sites in Horizon’s Service Area.

2.                                       Omitted Sites.  Manager currently has an obligation under the Management Agreement (as modified by the May 2003 Agreement) to build out the 9 cell sites described in the attached Exhibit B (the “Omitted Sites”).  Sprint PCS waives its right to require that Manager complete construction of the Omitted Sites.

3.                                       Replacement of Build Out Plan.  The Build-out Plan currently attached to the Management Agreement is hereby deleted in its entirely and replaced with the Build-out Plan attached to this Addendum as Exhibit C. The revised Build Out Plan deletes both the Option Sites and the Omitted Sites.  Sprint PCS hereby acknowledges and agrees that Manager has satisfied all of its required network build-out requirements under Exhibit 2.1 of the Management Agreement, as modified by the May 2003 Agreement and this Addendum.

4.                                       Deletion of nTelos Service Areas.  Sprint Spectrum L.P. (“SSLP”) and Manager entered into an Asset Purchase Agreement, dated as of May 12, 2004  (“Purchase Agreement”), which provided, among other things, that SSLP would purchase certain assets of Manager located in or associated with the nTelos Service Area (as defined in the Purchase Agreement).  On completion of the transaction described in the Purchase Agreement, the Service Area Exhibit

attached to the Management Agreement is automatically amended to delete the Service Areas associated with the nTelos Service Area, as shown on Exhibit D to this Addendum.

5.                                       Counterparts. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Addendum as of the date first above written.

HORIZON PERSONAL COMMUNICATIONS, INC.

By:	/s/ Alan G. Morse
Alan G. Morse
Chief Operating Officer
Horizon Personal Communications, Inc.

SPRINT SPECTRUM L.P.

By:	/s/ David B. Bottoms
David B. Bottoms
Vice President – Strategic Alliances

SPRINTCOM, INC.

By:	/s/ David B. Bottoms
David B. Bottoms
Vice President – Strategic Alliances

SPRINT COMMUNICATIONS COMPANY L.P.

By:	/s/ William White
Bill White
Vice President – Communications

EXHIBIT A

OPTION SITES

Cascade ID	City, State	Service Area*	Site Latitude	Site Longitude

NY33HO003	Hopatcong, NJ	NY/NY BTA	40.9336	-74.6539
NY33HO004	Andover, NJ	NY/NY BTA	40.9661	-74.6553
NY33HO007	Lafayette, NJ	NY/NY BTA	41.0008	-74.6636
NY33HO019	Vernon, NJ	NY/NY BTA	41.2175	-74.4844

*If Sprint PCS builds out any Option Site, the parties agree to determine, in good faith, the portions of the Service Area to be deleted from the Service Area Exhibit.  The portions of the Service Area to be deleted will be the coverage areas provided by any Option Site that is built out.  Once such build-out is complete, the parties agree to more specifically define the change to the Service Area Exhibit.

EXHIBIT B

OMITTED SITES

Cascade ID	City, State	Site Latitude	Site Longitude

NY33HO020	Sussex Township, NJ	41.2036	-74.6065
NY33HO023	Wantage, NJ	41.2756	-74.6511
NY33HO050	Convington Township. PA	41.287	-75.5118
NY44HO507	Bloomsburg, PA	41.0265	-76.4565
NY33HO054	Pocono Summit, PA	41.1114	-75.3917
PL44HO200	Muncy, PA	41.2465	-76.8552
PL44HO219	Mill Hall, PA	41.1197	-77.4875
PL33HO168	Schuylkill Haven, PA	40.6121	-76.1823
BU33HO353	Fredonia, NY	42.4547	-79.3536

EXHIBIT C

BUILD OUT PLAN

The following cell sites and the associated coverage areas located in the NY/NY BTA have been eliminated from Manager’s required network build out obligations.  The remainder of Exhibit C contained in the May 2003 Agreement will remain as previously stated.

Cascade ID	City, State	BTA	Site Latitude	Site Longitude

NY33HO020	Sussex Township, NJ	NY/NY	41.2036	-74.6065
NY33HO023	Wantage, NJ	NY/NY	41.2756	-74.6511
NY33HO050	Convington Township. PA	NY/NY	41.287	-75.5118
NY44HO507	Bloomsburg, PA	NY/NY	41.0265	-76.4565
NY33HO054	Pocono Summit, PA	NY/NY	41.1114	-75.3917
PL44HO200	Muncy, PA	NY/NY	41.2465	-76.8552
PL44HO219	Mill Hall, PA	NY/NY	41.1197	-77.4875
PL33HO168	Schuylkill Haven, PA	NY/NY	40.6121	-76.1823
BU33HO353	Fredonia, NY	NY/NY	42.4547	-79.3536
NY33HO003	Hoptacong, NJ	NY/NY	40.9336	-74.6539
NY33HO004	Andover, NJ	NY/NY	40.9661	-74.6553
NY33HO007	Lafayette, NJ	NY/NY	41.0008	-74.6636
NY33HO019	Vernon, NJ	NY/NY	41.2175	-74.4844

EXHIBIT D

DELETED NTELOS SERVICE AREA

BTA
HUNTINGTON, WV – ASHLAND, KY BTA (except Ironton, OH 740 and Gallipolis, Oh 740 CSAs)
BECKLEY, WV
BLUEFIELD, WV
CLARKSBURG, WV

FAIRMONT, WV

MORGANTOWN, WV
CHARLESTON, WV

LYNCHBURG, VA
CHARLOTTESVILLE, VA
DANVILLE, VA
ROANOKE, VA

MARTINSVILLE, VA

STAUNTON–WAYNESBORO, VA BTA